Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements of Rayonier Inc. ("Rayonier") have been derived from Rayonier's historical consolidated financial statements and are being presented to give effect to the separation of Rayonier Advanced Materials Inc. ("Rayonier Advanced Materials") into an independent, publicly traded company as of March 31, 2014. The separation occurred on June 27, 2014. Effective with the filing of the Rayonier Form 10-Q for the period ending June 30, 2014, Rayonier Advanced Materials will be reported as a discontinued operation of Rayonier.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with Rayonier's historical financial statements and accompanying notes. The unaudited pro forma condensed consolidated balance sheet has been prepared as though the separation occurred on March 31, 2014 while the unaudited pro forma condensed consolidated income statements have been prepared as though the separation occurred on January 1, 2011. The pro forma adjustments are based on available information and assumptions management believes are factually supportable. For income statement purposes, the pro forma adjustments include only those deemed to be recurring in nature. The pro forma adjustments to reflect the separation of Rayonier Advanced Materials include:

•	The distribution of Rayonier Advanced Materials common stock to Rayonier shareholders.

•	The transfer by Rayonier Advanced Materials of approximately $906 million to Rayonier prior to the distribution.

•
The transfer of assets and liabilities from Rayonier to Rayonier Advanced Materials, primarily related to postretirement benefit plans, certain property, plant and equipment, and environmental liabilities associated with prior disposed operations.

No adjustments have been made to Rayonier's operating costs after the separation of Rayonier Advanced Materials, the potentially dilutive impact of changes to stock-based compensation resulting from the Employee Matters Agreement executed in connection with the separation and the use of proceeds from the Rayonier Advanced Materials cash distribution as these items are not factually supportable at this time.
The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what Rayonier's actual financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of Rayonier's future financial position and results of operations.

RAYONIER INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME FROM CONTINUING OPERATIONS
For the Three Months Ended March 31, 2014
(Dollars in thousands, except per share amounts)

	Historical Rayonier Inc.	Less: Separation of Rayonier Advanced Materials	Pro Forma Adjustments		Pro Forma Rayonier Inc.
SALES	$386,686	$(243,499)	$—		$143,187
Costs and Expenses
Cost of sales	302,650	(188,719)	—		113,931
Selling and general expenses	15,491	(8,226)	5,972	(a)	13,237
Other operating expense (income), net	3,537	(3,190)	(534)	(c)	(187)
	321,678	(200,135)	5,438		126,981
OPERATING INCOME	65,008	(43,364)	(5,438)		16,206
Interest expense	(12,969)	—	2,295	(d)	(10,674)
Interest and miscellaneous (expense) income, net	(1,015)	—	—		(1,015)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51,024	(43,364)	(3,143)		4,517
Income tax (expense) benefit	(7,732)	12,417	1,147	(e)	5,832
INCOME FROM CONTINUING OPERATIONS	43,292	(30,947)	(1,996)		10,349
Less: Loss from continuing operations attributable to noncontrolling interests	(83)	—	—		(83)
INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO RAYONIER INC.	$43,375	$(30,947)	$(1,996)		$10,432
EARNINGS PER COMMON SHARE
Pro Forma Income from Continuing Operations Attributable to Rayonier Inc. per Share of Common Stock:
Basic	$0.34				$0.08
Diluted	$0.34				$0.08
Weighted Average Shares Outstanding:
Basic	126,344,987				126,344,987
Diluted	128,424,493				128,424,493

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

RAYONIER INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME FROM CONTINUING OPERATIONS
For the Year Ended December 31, 2013
(Dollars in thousands, except per share amounts)

	Historical Rayonier Inc.	Less: Separation of Rayonier Advanced Materials	Pro Forma Adjustments		Pro Forma Rayonier Inc.
SALES	$1,707,822	$(1,046,603)	$—		$661,219
Costs and Expenses
Cost of sales	1,246,312	(714,038)	—		532,274
Selling and general expenses	64,843	(35,778)	26,369	(a)	55,434
Other operating (income) expense, net	(9,487)	(8,163)	(3,253)	(b)	(20,903)
	1,301,668	(757,979)	23,116		566,805
Equity in income of New Zealand joint venture	562	—	—		562
OPERATING INCOME BEFORE GAIN RELATED TO CONSOLIDATION OF NEW ZEALAND JOINT VENTURE	406,716	(288,624)	(23,116)		94,976
Gain related to consolidation of New Zealand joint venture	16,098	—	—		16,098
OPERATING INCOME	422,814	(288,624)	(23,116)		111,074
Interest expense	(43,760)	—	8,964	(d)	(34,796)
Interest and miscellaneous income (expense), net	2,372	(292)	—		2,080
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	381,426	(288,916)	(14,152)		78,358
Income tax (expense) benefit	(49,661)	69,148	5,165	(e)	24,652
INCOME FROM CONTINUING OPERATIONS	331,765	(219,768)	(8,987)		103,010
Less: Income from continuing operations attributable to noncontrolling interests	1,902	—	—		1,902
INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO RAYONIER INC.	$329,863	$(219,768)	$(8,987)		$101,108
EARNINGS PER COMMON SHARE
Pro Forma Income from Continuing Operations Attributable to Rayonier Inc. per Share of Common Stock:
Basic	$2.63				$0.80
Diluted	$2.54				$0.78
Weighted Average Shares Outstanding:
Basic	125,717,311				125,717,311
Diluted	130,105,101				130,105,101

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

RAYONIER INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME FROM CONTINUING OPERATIONS
For the Year Ended December 31, 2012
(Dollars in thousands, except per share amounts)

	Historical Rayonier Inc.	Less: Separation of Rayonier Advanced Materials	Pro Forma Adjustments		Pro Forma Rayonier Inc.
SALES	$1,483,490	$(1,095,376)	$—		$388,114
Costs and Expenses
Cost of sales	1,030,692	(715,707)	—		314,985
Selling and general expenses	66,957	(35,684)	27,360	(a)	58,633
Other operating (income) expense, net	(14,169)	(2,003)	(797)	(b)	(16,969)
	1,083,480	(753,394)	26,563		356,649
Equity in income of New Zealand joint venture	550	—	—		550
OPERATING INCOME	400,560	(341,982)	(26,563)		32,015
Interest expense	(44,981)	—	9,333	(d)	(35,648)
Interest and miscellaneous income (expense), net	606	(507)	—		99
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	356,185	(342,489)	(17,230)		(3,534)
Income tax (expense) benefit	(84,743)	100,393	6,289	(e)	21,939
INCOME FROM CONTINUING OPERATIONS	$271,442	$(242,096)	$(10,941)		$18,405
EARNINGS PER COMMON SHARE
Pro Forma Income from Continuing Operations Attributable to Rayonier Inc. per Share of Common Stock:
Basic	$2.21				$0.15
Diluted	$2.11				$0.14
Weighted Average Shares Outstanding:
Basic	122,711,802				122,711,802
Diluted	128,702,423				128,702,423

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

RAYONIER INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME FROM CONTINUING OPERATIONS
For the Year Ended December 31, 2011
(Dollars in thousands, except per share amounts)

	Historical Rayonier Inc.	Less: Separation of Rayonier Advanced Materials	Pro Forma Adjustments		Pro Forma Rayonier Inc.
SALES	$1,420,960	$(1,021,416)	$—		$399,544
Costs and Expenses
Cost of sales	1,006,297	(697,918)	—		308,379
Selling and general expenses	65,251	(33,110)	25,146	(a)	57,287
Other operating (income) expense, net	(3,794)	(7,434)	(6,873)	(b)	(18,101)
	1,067,754	(738,462)	18,273		347,565
Equity in income of New Zealand joint venture	4,088	—	—		4,088
OPERATING INCOME	357,294	(282,954)	(18,273)		56,067
Interest expense	(50,775)	—	5,799	(d)	(44,976)
Interest and miscellaneous income (expense), net	843	(98)	—		745
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	307,362	(283,052)	(12,474)		11,836
Income tax (expense) benefit	(30,688)	69,234	4,553	(e)	43,099
INCOME FROM CONTINUING OPERATIONS	$276,674	$(213,818)	$(7,921)		$54,935
EARNINGS PER COMMON SHARE
Pro Forma Income from Continuing Operations Attributable to Rayonier Inc. per Share of Common Stock:
Basic	$2.28				$0.45
Diluted	$2.21				$0.44
Weighted Average Shares Outstanding:
Basic	121,662,985				121,662,985
Diluted	125,394,291				125,394,291

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

RAYONIER INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEETS
As of March 31, 2014
(Dollars in thousands)

	Historical Rayonier Inc.	Less: Separation of Rayonier Advanced Materials	Pro Forma Adjustments		Pro Forma Rayonier Inc.
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$156,071	$—	$831,527	(f)	$987,598
Restricted cash	—	—	75,000	(f)	75,000
Accounts receivable, less allowance for doubtful accounts of $630	111,697	(80,108)	(896)	(g)	30,693
Inventory					—
Finished goods	124,075	(108,128)	—		15,947
Work in progress	2,533	(2,533)	—		—
Raw materials	12,943	(12,649)	—		294
Manufacturing and maintenance supplies	2,377	(2,377)	—		—
Total inventory	141,928	(125,687)	—		16,241
Deferred tax assets	31,580	(15,902)	9,943	(h)(i)	25,621
Prepaid and other current assets	54,557	(25,809)	(4,466)	(g)	24,282
Total current assets	495,833	(247,506)	911,108		1,159,435
TIMBER AND TIMBERLANDS, NET OF DEPLETION AND AMORTIZATION	2,069,518	—	—		2,069,518
PROPERTY, PLANT AND EQUIPMENT					—
Land	20,620	(13,939)	—		6,681
Buildings	188,913	(174,113)	(5,791)	(g)	9,009
Machinery and equipment	1,756,924	(1,753,571)	—		3,353
Construction in progress	32,560	(32,289)	—		271
Total property, plant and equipment, gross	1,999,017	(1,973,912)	(5,791)		19,314
Less — accumulated depreciation	(1,137,048)	1,126,153	2,932	(g)	(7,963)
Total property, plant and equipment, net	861,969	(847,759)	(2,859)		11,351
OTHER ASSETS	217,458	(27,205)	(72,631)	(g)(i)(j)	117,622
TOTAL ASSETS	$3,644,778	$(1,122,470)	$835,618		$3,357,926
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$86,282	$(62,655)	$(111)	(g)	$23,516
Current maturities of long-term debt	114,319	—	—		114,319
Accrued taxes	11,374	(1,682)	(75)	(g)	9,617
Accrued payroll and benefits	19,261	(9,777)	(6,010)	(g)	3,474
Accrued interest	13,857	—	—		13,857
Accrued customer incentives	10,082	(10,082)	—		—
Other current liabilities	35,870	(1,662)	(8,848)	(g)(l)	25,360
Current liabilities for dispositions and discontinued operations	6,446	—	(6,446)	(i)	—
Total current liabilities	297,491	(85,858)	(21,490)		190,143
LONG-TERM DEBT	1,393,887	—	—		1,393,887
NON-CURRENT LIABILITIES FOR DISPOSITIONS AND DISCONTINUED OPERATIONS	67,456	—	(67,456)	(i)	—
PENSION AND OTHER POSTRETIREMENT BENEFITS	95,098	(21,441)	(59,005)	(j)	14,652
OTHER NON-CURRENT LIABILITIES	31,254	(46,953)	19,190	(g)(i)	3,491
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common Shares, 480,000,000 shares authorized, 126,451,505 and 126,257,870 shares issued and outstanding	694,236	—	—		694,236
Retained earnings	996,573	(1,007,087)	951,740	(k)	941,226
Accumulated other comprehensive loss	(30,037)	38,869	12,639	(j)	21,471
TOTAL RAYONIER INC. SHAREHOLDERS’ EQUITY	1,660,772	(968,218)	964,379		1,656,933
Noncontrolling interest	98,820	—	—		98,820
TOTAL SHAREHOLDERS’ EQUITY	1,759,592	(968,218)	964,379		1,755,753
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,644,778	$(1,122,470)	$835,618		$3,357,926
See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

RAYONIER INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in thousands unless otherwise stated)

(a)
These pro forma adjustments represent the reversal of general corporate overhead costs previously allocated to Rayonier Advanced Materials which are not permitted to be allocated to discontinued operations under generally accepted accounting principles.

(b)
This pro forma item eliminates adjustments to the estimates of environmental remediation liabilities relating to prior disposed operations that were transfered to Rayonier Advanced Materials upon separation.

(c)
This pro forma adjustment represents the elimination of transaction costs to be allocated from Rayonier to discontinued operations. These costs were incurred by Rayonier related to the separation of the Performance Fibers business and are primarily legal, accounting and information system costs.

(d)	These pro forma adjustments reflect the Rayonier pretax interest expense allocated to discontinued operations as allowed by generally accepted accounting principles.

(e)
These pro forma tax adjustments represent the tax effect of the pro forma adjustments described above using a blended federal, state and non-U.S. statutory tax rate of 36.5 percent, which is not indicative of the anticipated effective tax rate of Rayonier subsequent to the separation. The income tax benefit for pro forma Rayonier Inc. is the result of eliminating the Rayonier Advanced Materials income tax expense which was calculated on a stand-alone basis. As the Rayonier Advanced Materials stand alone income tax expense is greater than historical Rayonier tax expense, the tax benefit represents the benefits from losses from Rayonier's taxable operations and interest and general administrative expenses not allocated to Rayonier Advanced Materials.

(f)
Immediately prior to the separation, Rayonier Advanced Materials and subsidiaries distributed approximately $906 million in cash to Rayonier stemming from $550 million in Senior Notes issued by Rayonier A.M. Products (a wholly owned subsidiary of Rayonier Advanced Materials) on May 22, 2014, $281 million in term loans and $75 million from a revolving credit facility Rayonier Advanced Materials entered into prior to separation. Under the terms of an Internal Revenue Service ruling, $75 million of these funds is restricted to pay dividends or repurchase common stock within eighteen months following its distribution. The remaining $831 million of proceeds will be used by Rayonier to repay debt and support future working capital needs.

(g)
These pro forma adjustments represent Rayonier assets and liabilities that were transferred to Rayonier Advanced Materials as defined in the separation agreement, primarily consisting of prepaid insurance, leasehold improvements (and related depreciation), accrued benefits, workman's compensation and deferred compensation liabilities.

(h)
This pro forma adjustment represents the Cellulosic Biofuel Producer Credit (“CBPC”) tax credit carryforward of $12 million which will remain with Rayonier and will be available to be utilized in the income tax returns of Rayonier TRS Holdings Inc., a wholly-owned subsidiary of Rayonier, through 2016.

(i)
These pro forma adjustments represent all of Rayonier's environmental assets and liabilities relating to prior disposed operations that were transfered to Rayonier Advanced Materials upon separation. The assets consist mainly of $11 million of land, land improvements, and docks located at Rayonier’s disposed operations sites, primarily Port Angeles, Washington, Augusta, Georgia and Spartanburg, South Carolina and $28 million of related deferred tax assets ($3 million in Deferred Tax Assets and $25 million in Other Assets).

(j)
These pro forma adjustments represent the funded status of Rayonier sponsored pension and other post retirement benefit plans pertaining to Rayonier Advanced Materials employees, who were transferred to newly formed Rayonier Advanced Materials sponsored plans. In addition, accumulated other comprehensive losses and deferred tax assets ($36 million in Other Assets netted with $22 million in Other Non-Current Liabilities) associated with the Rayonier Advanced Materials benefit plans were also transfered.

(k)	This pro forma adjustment represents the net impact of all Balance Sheet pro forma adjustments (as outlined above) on Rayonier’s equity.

(l)	This pro forma adjustment represents an accrual of $4.7 million in transaction costs incurred by Rayonier related to the separation of the Performance Fibers business.